                                                                     EXHIBIT 4.1

                                   See reverse for certain abbreviations and for information on how to obtain a copy of the rights, preferences, privileges and restric-tions of each class or series of shares


                             NAPA NATIONAL BANCORP
 NUMBER                                                                 SHARES
SFU 5069     INCORPORATED UNDER THE LAWS OF THE STATE OF CALIFORNIA


THIS CERTIFIES THAT





IS THE OWNER OF

SHARES OF THE NO PAR VALUE COMMON STOCK OF

           -----------------                       -----------------
      ---------------------- NAPA NATIONAL BANCORP ---------------------
           -----------------                       -----------------

hereinafter called "Corporation" transferable only on the books of the Corporation by the holder thereof in person or by duly authorized attorney, upon the surrender of this certificate properly endorsed.
        The amount of no par value common stock is set forth on the books of the Corporation. This certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.
        WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:


/s/C. Richard Lemon           [Corporate Seal of              /s/ (illegible)
   Secretary                NAPA NATIONAL BANCORP
                                 INCORPORATED
                               NOVEMBER 2, 1981

                                  CALIFORNIA]

Countersigned and Registered:
        FIRST INTERSTATE BANK, LTD.
                (San Francisco)
                        Transfer Agent and Registrar
By


                                Authorized Officer

(C) Security-Columbian  United States Banknote Corporation


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                             NAPA NATIONAL BANCORP


        Any shareholder may obtain, upon request and without charge, a statement of the rights, preferences, privileges and restrictions granted to or imposed upon each class or series of shares authorized to be issued and upon the holders thereof, from the offices of the Corporation at 1500 Third Street, Napa, Ca. 94559-0479.


        The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -- as tenants in common
TEN ENT -- as tenants by the entireties
JT TEN  -- as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT -- ...........Custodian..........
                        (Cust)             (Minor)
                     under Uniform Gifts to Minors
                     Act ................
                           (State)

  Additional abbreviations may also be used though not in the above list.


        FOR VALUE RECEIVED, ___________HEREBY SELL, ASSIGN AND TRANSFER UNTO


Please insert social security or other
   identifying number of assignee

[_________________________________]


-------------------------------------------------------------------------------
 (Please print or typewrite name and address, including zip code, of assignee)


-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-----------------------------------------------------------------------Shares
of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

-----------------------------------------------------------------------Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated_________________________________


                                        --------------------------------------
                                        NOTICE: The signature to this assignment
                                                must correspond with the name as
                                                written upon the face of the
                                                certificate in every particular,
                                                without alteration or enlarge-
                                                ment or any change whatever.

Signature(s) Guaranteed:



------------------------------------------------------
The signature(s) should be guaranteed by an eligible guarantor institution (banks, stockbrokers, savings and loan associations and credit unions with membership in an approved Medallion signature guarantee program), pursuant to S.E.C. Rule 17Ad-15.